UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

SCHEDULE 14A

______________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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NEONODE INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEONODE INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2021

Stockholders of Neonode Inc.:

Notice is hereby given that the 2021 Annual Meeting of Stockholders of Neonode Inc., a Delaware corporation (“Neonode”), will be held on Tuesday, June 8, 2021 at 3:00 p.m. local time at Neonode’s principal executive office located at Karlavägen 100, 115 26 Stockholm, Sweden, to conduct the following business:

1.     To elect one Class I director to serve on the Board of Directors of Neonode until the 2024 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified, or until earlier death, resignation, or removal;

2.     To ratify the appointment of KMJ Corbin and Company LLP as Neonode’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.     To approve, on an advisory basis, the compensation of Neonode’s named executive officers; and

4.     To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors is monitoring the public health impact and travel concerns relating to the coronavirus (COVID-19) and the protocols that authorities may impose. Due to public health or related factors, the time, date and/or location of the 2021 Annual Meeting of Stockholders may need to be changed. Any change will be announced via press release, posted at www.neonode.com, and filed as additional proxy materials with the Securities and Exchange Commission.

The record date for the 2021 Annual Meeting of Stockholders is April 19, 2021. Only stockholders of record, or their proxies, at the close of business on that date may vote at the 2021 Annual Meeting of Stockholders or any adjournment or postponement thereof.

By Order of the Board of Directors
/s/ Urban Forssell
Urban Forssell
President and Chief Financial Officer
April 26, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be Held on Tuesday, June 8, 2021:

This notice, the proxy statement, the proxy card, and Neonode’s annual report on Form 10-K are available at http://www.astproxyportal.com/ast/22427

i

NEONODE INC.

PROXY STATEMENT FOR THE 2021 ANNUAL MEETING

This proxy statement is furnished by and on behalf of the Board of Directors of Neonode Inc., a Delaware corporation (“we”, “us”, “our”, “company,” or “Neonode”), in connection with the Annual Meeting of Stockholders of Neonode (the “2021 Annual Meeting”)

The 2021 Annual Meeting will be held on Tuesday, June 8, 2021 at 3:00 p.m. local time at Neonode’s principal executive office located at Karlavägen 100, 115 26 Stockholm, Sweden.

We intend to hold the 2021 Annual Meeting in person. However, we are monitoring the public health impact and travel concerns relating to the coronavirus (COVID-19) and the protocols that authorities may impose. Due to public health or related factors, the time, date and/or location of the 2021 Annual Meeting of Stockholders may need to be changed. Any change will be announced via press release, posted at www.neonode.com, and filed as additional proxy materials with the Securities and Exchange Commission.

As always, we encourage you to vote your shares prior to the 2021 Annual Meeting.

This proxy statement and accompanying materials are first being sent or given to stockholders on approximately April 26, 2021.

Questions and Answers About the 2021 Annual Meeting

What is the purpose of the 2021 Annual Meeting?    At the 2021 Annual Meeting, stockholders will be asked to:

•        elect one Class I director to Neonode’s Board of Directors for a term of three years;

•        ratify the appointment of KMJ Corbin and Company LLP as Neonode’s independent registered public accounting firm for the fiscal year ending December31, 2021; and

•        hold an advisory vote on the compensation of Neonode’s named executive officers (the “say-on-pay” vote).

Stockholders also may be asked to act on any other business that may properly come before the meeting. Members of our company’s management will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?    The record date for the 2021 Annual Meeting is April 19, 2021. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. As of the record date, 11,504,665 shares of our common stock were issued and outstanding.

What is the difference between being a “record holder” and holding shares in “street name”?    A record holder is listed as a stockholder on the share register of our company. Shares held in “street name” are held of record in the name of a brokerage firm or bank as a nominee for the benefit of another person.

Am I entitled to vote if my shares are held in “street name”?    If your shares are held by a broker or bank, you are considered the beneficial owner of shares held in “street name”. If your shares are held in street name, proxy materials should be forwarded to you by the record holder if it is a broker or bank along with a voting instruction form. As the beneficial owner, you may direct your broker or bank record holder how to vote your shares, and your broker or bank is required to vote your shares in accordance with your instructions.

What is the quorum requirement?    A quorum is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares eligible to vote are represented in person or by proxy at the meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or bank, or other nominee record holder) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

Who can attend the 2021 Annual Meeting?    All of our stockholders of record as of the close of business on April 19, 2021 may attend the 2021 Annual Meeting. “Street name” holders also are invited to attend the meeting; however, if you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or bank.

What if a quorum is not present at the meeting?    If a quorum is not present at the scheduled time of the meeting, either the chairman of the meeting or a majority of the outstanding shares entitled to vote represented at the meeting may adjourn the meeting.

How many votes do I have?    On each matter to be voted upon, you have one vote for each share of common stock and/or preferred stock you own as of the record date.

Can I change my vote after I submit my proxy?    If you are a record holder of shares, you may revoke your proxy and change your vote at any time before your proxy is actually voted at the meeting:

•        by signing and delivering another proxy with a later date;

•        by giving written notice of such revocation to our corporation secretary prior to or at the meeting; or

•        by voting in person at the meeting.

What if I do not specify how my shares are to be voted?    If you submit a proxy but do not indicate any voting instructions, the proxy holder(s) will vote in accordance with the recommendations of the Board of Directors.

How are votes counted?    Votes will be counted by the inspector of election appointed for the 2021 Annual Meeting, who will separately count “for” and “against” votes, abstentions, and broker non-votes.

What is an abstention?    An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal, other than the election of directors (the choices for election of directors are limited to “For” or “Withhold”).

How will abstentions be treated?    Under the Bylaws of our company, abstained shares are excluded from the votes cast, so they will not be counted for or against a proposal.

What is a broker non-vote?    If you are a “street name” beneficial owner but do not provide voting instructions to your broker record holder, then under applicable rules your broker may only exercise discretionary authority to vote on routine matters. Of the items described in this proxy statement, it is our understanding that only Proposal 2 will be considered a routine matter. By contrast, a broker may not exercise discretionary authority to vote on non-routine matters. This lack of discretionary authority is called a “broker non-vote.” It is our understanding that Proposals 1 and 3 will be treated as non-routine matters.

How will broker non-votes be treated?    Broker non-votes will be treated as shares present for quorum purposes, but not considered entitled to vote on that matter.

What are the recommendations of the Board of Directors?    The Board recommends that you vote:

•        FOR the election to the Board of Directors of the Class I nominee named in this proxy statement;

•        FOR the ratification of KMJ Corbin and Company LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•        FOR the approval, on an advisory basis, of the compensation of the named executive officers.

How many votes are required to elect the director nominee?    The affirmative vote of a plurality of the shares cast at the 2021 Annual Meeting is required to elect the Class I director pursuant to Proposal 1. This means that the nominee who receives more affirmative votes than any other person will be elected the Class I director.

How many votes are required to ratify the appointment of our independent registered public accounting firm?    The affirmative vote by the shares constituting a majority of the votes cast at the 2021 Annual Meeting is required to ratify Proposal 2.

How many votes are required for the say-on-pay vote?    Proposal 3 is a non-binding advisory vote. The affirmative vote by the shares constituting a majority of the votes cast at the 2021 Annual Meeting is required to approve Proposal 3.

Will any other business be conducted at the 2021 Annual Meeting?    We know of no other matter that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holder(s) will vote your shares in accordance with the recommendations of the Board of Directors or otherwise at the discretion of the proxy holder(s).

Where can I find the voting results of the 2021 Annual Meeting?    We intend to announce preliminary voting results at the 2021 Annual Meeting and file final results in a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) within four business days of the meeting.

Proxy Solicitation

We will bear the entire cost of this proxy solicitation. Our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile, internet or other electronic means, for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, banks, custodians, and other fiduciaries for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Notice and Access

We are using the “Notice and Access” method of posting the proxy materials online instead of mailing printed copies. We believe that this process will provide you with a convenient and quick way to access the proxy materials, including this proxy statement and our annual report, and to authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, a Notice and Access card, which has been mailed to our stockholders of record, provides instructions regarding how you may access or request all of the proxy materials by telephone, e-mail, or online. The Notice and Access card also instructs you how to submit your proxy via the mail or online. If you prefer to receive a paper or e-mail copy of the proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access card.

If your shares are held by a brokerage firm or bank on your behalf in “street name”, you as beneficial owner should receive a Notice and Access card that instructs you how to provide your broker or bank with voting instructions for your shares. Most brokers and banks enable beneficial owners to provide voting instructions via the mail, online, or other means.

It is important that your shares be represented at the 2021 Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, please complete a proxy as promptly as possible so that your shares will be voted at the 2021 Annual Meeting.
This will not limit your right to vote in person or to attend the meeting.

PROPOSAL 1 — ELECTION OF CLASS I DIRECTOR

One person will be elected at the 2021 Annual Meeting to serve as a Class I director of the Board of Directors of our company. The elected Class I director is expected to serve until the 2024 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified, or until earlier death, resignation, or removal.

The Board of Directors has nominated Mattias Bergman for reelection as a Class I director of the Board of Directors.

Mr. Bergman have expressed his willingness to continue to serve as members of the Board. If he becomes unavailable to serve as a director for any reason (which event is not anticipated), the shares represented by proxy may (unless such proxy contains instructions to the contrary) be voted for such other person as may be determined by the proxy holder(s).

Biographical information about Mr. Bergman is provided under “Nominee and Continuing Directors” in the Board Matters and Corporate Governance section below.

Required Vote and Recommendation

Directors are elected by a plurality of the votes of the holders of common stock present in person or by proxy and entitled to vote at the meeting. Provided a quorum is present, the nominee receiving the highest number of affirmative votes will be elected as the Class I director.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Properly executed and unrevoked proxies will be voted “FOR” the nominee of the Board of Directors unless contrary instructions are indicated in the proxy.

The Board of Directors recommends that you vote “FOR” the election of the Board of Directors’ nominee for Class I director.

BOARD MATTERS AND CORPORATE GOVERNANCE

Composition of the Board of Directors

In accordance with the Restated Certificate of Incorporation of Neonode Inc., as amended (our “Certificate of Incorporation”), the Board of Directors exclusively determines the number of directors that compose the Board. By resolution, the Board of Directors has fixed the size of the Board at four members currently.

The Board of Directors is divided into three classes in accordance with our Certificate of Incorporation. Each class has a three-year term. Currently, one member of the Board serves in Class I, one member serves in Class II, and two members serve in Class III.

Our Certificate of Incorporation provides that any vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class may serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified.

Nominee and Continuing Directors

The identities and biographies of each nominee and continuing member to the three classes of the Board of Directors serving staggered, three-year terms are as follows:

Class I Director for Election at the 2021 Annual Meeting:

Mattias Bergman, age 54, has served since 2018 as Chief Executive Officer of BIL Sweden, an industry association for Swedish manufacturers and importers of passenger cars, buses and trucks. He previously served between 2013 and 2018 as a senior advisor and officer, including as President, of NEVS, a developer and manufacturer of electric vehicles and mobility services based on the assets of SAAB Automobile. From 2010 to 2012, Mr. Bergman held the position of Vice President of Springtime, a Swedish public relations and communication agency, where he expanded its international presence including into China and India. From 1991 to 2010, he held different leading roles in the Swedish Trade Council (today called Business Sweden) and rotated in China, Japan and Korea.

The Board of Directors has concluded that Mr. Bergman should serve as director because of his experience in the automotive industry and his knowledge of business development and management, particularly in Asia.

Class II Director Continuing in Office with Term Expiring at the 2022 Annual Meeting:

Ulf Rosberg, age 55, currently serves as Chief Executive Officer of UMR Invest AB, a private holding company, and as Chairman of Payair Technologies AB. He previously served in various leadership positions at Nordic Capital AB from 1994 until June 2017, including as investment manager, director, partner, and most recently as senior advisor since 2012. Prior to joining Nordic Capital, Mr. Rosberg held corporate finance positions with SEB Investment Banking and Leimdörfer & Partners.

The Board of Directors has concluded that Mr. Rosberg should serve as director because of his investment and financial experience, his significant ownership position in our company, and his service to our company as Chairman of the Board of Directors.

Class III Directors Continuing in Office with Term Expiring at the 2023 Annual Meeting:

Peter Lindell, age 67, currently serves as Chairman and board member in several companies where he also is an owner. He is Chief Executive Officer of Cidro Holding, a private holding company, and Chairman of Rite Internet Ventures Holding, Innohome Group OY, Frank Dandy Holding AB and Acervo AB. He also is a board member of Storevision Holding AB. Mr. Lindell has worked in the private equity market for twenty years as an investor and board member. He previously worked in the information technology and computer industry in various management positions.

The Board of Directors has concluded that Mr. Lindell should serve as director because of his board experience, understanding of the private equity markets, and his significant ownership position in our company.

Per Löfgren, age 57, has served since 2017 as Vice President, Chief Financial Officer for Segment Networks of Telefonaktiebolaget LM Ericsson (“Ericsson”). Ericsson is global telecommunications company listed on Nasdaq Nordic. Mr. Löfgren also has held the position of President of Ericsson AB since January 2015. From January 2015 to May 2017, he served as Vice President, Global Sales and Chief Financial Officer for Segment Global Services of Ericsson. From February 2011 to December 2014, he served as Vice President and Chief Financial Officer of Ericsson North America. Prior to 2011, he served in various Ericsson business units globally as a division chief financial officer, sales, and other management positions.

The Board of Directors has concluded that Mr. Löfgren should serve as director because of his qualification as an audit committee financial expert, his general financial and business knowledge, and his thirty years of experience in the communications and technology industry.

Leadership of the Board of Directors

The business of our company is managed under the direction of the Board of Directors, which is elected by our stockholders. The basic responsibility of the Board is to lead our company by exercising business judgment to act in what each director reasonably believes to be the best interests of our company and its stockholders. Leadership is important to facilitate the ability of the Board to act effectively as a working group so that our company and its performance may benefit. The Board does not have a lead independent director. The Board has chosen to separate the positions of chief executive officer and chairman. The Board believes that it is appropriate to have one individual responsible for our company’s operational aspects and a second individual responsible for our company’s strategic aspects.

Director Independence

The Board of Directors has determined that each of the members of the Board is an independent director within the meaning of the applicable Nasdaq Stock Market rules.

Committees of the Board of Directors

The Board of Directors has established two committees: the Audit Committee and the Compensation, Nomination and Governance Committee (the “CNG Committee”).

In 2020, the Audit Committee met five times and the CNG Committee met two times. In addition, the independent directors of the Board of Directors regularly meet in executive sessions.

The Board of Directors has adopted written charters for each of the Audit Committee and the CNG Committee. Copies of the Audit Committee Charter and the CNG Committee Charter are available on our website at https://neonode.com/about-us/charters-and-policies/. The information contained on our website is not part of and is not incorporated by reference into this proxy statement. Each of the committees has the authority under its respective charter to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

The Board of Directors has determined that each of our current directors, meet the applicable SEC and Nasdaq rules and regulations regarding “independence” and are able to exercise independent judgment with respect to our company. The Board also has determined that each director on the respective committee meets the independence requirements of each charter of the Audit Committee and CNG Committee.

Audit Committee.    The current members of the Audit Committee are Per Löfgren, Peter Lindell, and Ulf Rosberg. Messrs. Löfgren and Rosberg served as members of the Audit Committee throughout 2020. Mr. Löfgren is Chairman of the Audit Committee. The Board of Directors has determined that Mr. Löfgren qualifies as an “audit committee financial expert” as defined in SEC rules.

The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), oversees our company’s corporate accounting and financial reporting process, the audits of our company’s financial statements, and the integrity of financial reports and other financial information provided by our company to the government and the public. The Audit Committee’s authority and responsibilities are specified in its charter and include:

•        determining whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•        reviewing and approving the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•        discussing with management and with the independent registered public accounting firm the results of the annual audit and the results of the quarterly financial statements;

•        reviewing the financial statements to be included in the Annual Report on Form 10-K;

•        conferring with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; and

•        establishing procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Compensation, Nomination and Governance Committee.    The current members of the CNG Committee are Mattias Bergman, Peter Lindell and Ulf Rosberg. Mr. Bergman is Chairman of the CNG Committee.

The CNG Committee reviews all components of executive officer and director compensation and assists the Board of Directors on matters relating to the identification, selection, and qualification of directors and overseeing and making recommendations regarding corporate governance matters. The CNG Committee’s authority and responsibilities are specified in its charter and include:

•        reviewing and approving the compensation and other terms of employment of the chief executive officer;

•        reviewing and approving corporate performance objectives and goals relevant to the compensation of the chief executive officer;

•        reviewing and approving the compensation and other terms of employment of the other executive officers;

•        administering and reviewing incentive-based or equity compensation plans of the executive officers and other employees;

•        developing and recommending to the Board of Directors criteria for selecting qualified director candidates;

•        identifying individuals qualified to become members of the Board of Directors;

•        evaluating and selecting, or recommending to the Board of Directors, director nominees for each election of directors;

•        considering committee member qualifications, appointment, and removal;

•        recommending codes of conduct and codes of ethics applicable to our company; and

•        providing oversight in the evaluation of the Board of Directors and each committee.

Compensation Function

The CNG Committee considers matters related to individual compensation, such as compensation for new executive hires, as well as various compensation policy issues throughout the year. For executives other than the chief executive officer, the CNG Committee receives and considers performance evaluations and compensation recommendations submitted to the CNG Committee by the chief executive officer. In the case of the chief executive officer, the evaluation of his performance is conducted by the CNG Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the CNG Committee typically is determined by its chairman, with the assistance of the chief executive officer and chief financial officer. For equity grants, the CNG Committee generally selects an exercise price that is not less than the closing price of shares of our common stock on The Nasdaq Capital Market on the grant date.

To perform its duties, the CNG Committee has the authority to retain or terminate any consulting firm used to evaluate director or executive compensation, and to determine and approve the terms, costs and fees for such engagements. The CNG Committee did not retain such a consultant in 2020 and has not engaged such a consultant for 2021.

Nominating and Governance Function

The CNG Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and possessing personal integrity and ethics. The CNG Committee also considers factors such as whether a candidate possesses relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of our company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment, and has the commitment to rigorously represent the long-term interests of our stockholders. The CNG Committee retains the right to modify these qualifications from time to time.

The CNG Committee does not have a specific policy with respect to the consideration of diversity in identifying director nominees. Candidates are reviewed in the context of the current composition of the Board of Directors and whether it reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity, and other desired qualities. The CNG Committee seeks to have a Board with a diversity of background and experience.

In the case of an incumbent director whose term of office is set to expire, the CNG Committee reviews the director’s overall service to our company during his or her term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the director’s independence or judgment. In the case of new director candidates, the CNG Committee determines whether the candidate will be independent pursuant to applicable SEC and Nasdaq rules and regulations. The CNG Committee may conduct appropriate and necessary inquiries into the backgrounds and qualifications of current or possible nominees. To date, the CNG Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

The CNG Committee will consider director candidates recommended by stockholders. The CNG Committee does not intend to alter the manner in which it evaluates a candidate as described above for nominees based on whether the candidate was recommended by a stockholder. Since the beginning of 2020, there have been no material changes to the procedures by which stockholders may recommend director candidates.

Stockholders may directly nominate a person for director only by complying with the procedure set forth in the Bylaws of our company, which in summary requires that the stockholder submit the name of the nominee in writing to our corporation secretary not less than 60 days nor more than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by our company fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by our company. Nominations may be mailed or delivered to the Corporate Secretary, Neonode Inc., Karlavägen 100, 115 26 Stockholm, Sweden. As described in more detail in the Bylaws of our company, nominations must include the full name of the nominee, complete biographical information of the nominee including a description of business experience for at least the previous five years, a description of the nominee’s qualifications for director, and a representation that the nominating stockholder is a beneficial owner or record holder of shares of our stock. Any such submission must be accompanied by the written consent of the nominee to be named as a nominee and to serve as a director if elected. To date, the CNG Committee has not received any director nominations from our stockholders.

Meetings of the Board of Directors

The Board of Directors met 15 times during 2020. Each director attended at least 69% of the meetings of the aggregate of the Board and committee meetings on which he served during 2020.

Although our company does not have a policy requiring their attendance, members of the Board of Directors are encouraged to attend the annual meeting of stockholders. three of the four members of the Board attended, in person or telephonically, last year’s 2020 Annual Meeting of Stockholders.

Director Compensation

The following table lists the compensation paid to directors for their services as members of the Board for the fiscal year ended December 31, 2020. Payments are made in our local currency; accordingly, for purposes of this table, compensation has been converted to U.S. dollars at an approximate weighted average exchange rate of 9.2053 SEK to one U.S. dollar.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Ulf Rosberg	10,211	—	—	10,211
Mattias Bergman	15,317	8,643	—	44,129
Peter Lindell	10,211	—	—	10,211
Per Löfgren	15,317	—	—	15,317
Andreas Bunge(3)	8,756	—	—	8,756

____________

(1)      As of December 31, 2020, none of the directors held any stock or option awards except for Mr. Bergman who received a stock award for 4,237 shares in December 2020 under our 2020 Stock Incentive Plan. These shares were fully vested as of the date of grant, but subject to a repurchase right by our company upon Mr. Bergman’s termination of service, pursuant to our Share Reacquisition Policy.

(2)      Represents the aggregate grant date fair value of the stock award granted to Mr. Bergman, determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the stock award granted, see Note 9 “Stock-Based Compensation” to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(3)      Mr. Bunge resigned from the Board effective May 9, 2020.

Directors do not receive per-meeting fees. The members of the Board are eligible for reimbursement for their expenses incurred in attending Board meetings.

Communication with the Board of Directors

Stockholders, or anyone else wishing to contact the Board of Directors directly, may send a written communication to Corporation Secretary, Neonode Inc., Karlavägen 100, 115 26 Stockholm, Sweden. Our corporation secretary will forward such correspondence only to the intended recipients, whether the entire Board or only an individual member of the Board. However, prior to forwarding any correspondence, our corporation secretary may review such correspondence and, at her discretion, may not forward certain items if deemed to be of a commercial nature or in bad faith.

Risk Oversight

Management continually monitors the material risks facing our company. The Board of Directors is responsible for exercising oversight of management’s identification of, planning for, and managing these risks, which include financial, technological, competitive, and operational risks. The Board periodically reviews and considers the relevant risks faced by our company.

Code of Ethics

The Board of Directors has adopted the Code of Business Conduct, which is applicable to our officers, directors, and employees. The Code of Business Conduct contains a separate Code of Ethics that applies specifically to our company’s chief executive officer and senior financial officers. The Code of Business Conduct, including the Code of Ethics, is available on our website at http://www.neonode.com/investor-relations/corporate-governance/. If we amend or waive the Code of Business Conduct or Code of Ethics with respect to our directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will post the amendment or waiver on our website. The information contained on our website is not part of and is not incorporated by reference into this this proxy statement.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected KMJ Corbin and Company LLP as our company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and the Board is asking stockholders to ratify that selection. A representative of KMJ Corbin and Company LLP is not expected to be present at the 2021 Annual Meeting.

Although ratification is not required by the Bylaws of our company or otherwise, the Board of Directors considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of KMJ Corbin and Company LLP for ratification by stockholders as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee at its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company.

Required Vote and Recommendation

Ratification of the appointment of KMJ Corbin and Company LLP as our company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote by the shares constituting a majority of the votes cast by the holders of shares of our common stock present in person or by proxy and entitled to vote at the meeting.

Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Properly executed and unrevoked proxies will be voted FOR Proposal 2 unless contrary instructions are indicated in the proxy.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of KMJ Corbin and Company LLP as Neonode’s independent registered public accounting firm for the fiscal year ending December 31, 2021

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table lists aggregate fees billed to us for the fiscal years ended December 31, 2020 and 2019, by KMJ Corbin and Company LLP, our company’s independent registered public accounting firm.

	2020	2019
Audit Fees	$166,870	$162,519
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$166,870	$162,519

Audit Fees represent aggregate fees billed for professional services rendered for the audit of our annual consolidated financial statements and internal control over financial reporting, the review of the condensed consolidated financial statements included in our quarterly reports, and the review of registration statements including consents provided therewith and related matters.

Pre-Approval of Audit and Non-Audit Services

Pursuant to applicable law, and as set forth in the terms of its charter, the Audit Committee of the Board of Directors is responsible for appointing, setting compensation for, and overseeing the work of our company’s independent registered public accounting firm. Any audit or non-audit services proposed to be performed are considered by and, if deemed appropriate, approved by the Audit Committee in advance of the performance of such services. All of the fees earned by KMJ Corbin and Company LLP described above were attributable to services pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Neonode assists the Board of Directors in its oversight of Neonode’s accounting and financial reporting process and interacts directly with and evaluates the performance of Neonode’s independent registered public accounting firm.

Management is responsible for Neonode’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Neonode’s consolidated financial statements and assessment of Neonode’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of Neonode for the fiscal year ended December 31, 2020 with management and KMJ Corbin and Company LLP. The Audit Committee also has discussed with KMJ Corbin and Company LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Commission. In addition, the Audit Committee has received the written disclosures and the letter from KMJ Corbin and Company LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding KMJ Corbin and Company LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KMJ Corbin and Company LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements of Neonode be included in Neonode’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the Securities and Exchange Commission on March 10, 2021.

THE AUDIT COMMITTEE
Per Löfgren, Chairman
Peter Lindell
Ulf Rosberg

The foregoing Report of the Audit Committee is not soliciting material, shall not be deemed filed with the Securities and Exchange Commission and shall not be incorporated by reference in any filing of Neonode under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3 — ADVISORY VOTE TO APPROVE
NAMED EXECUTIVE OFFICERS COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of the named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, provides stockholders the opportunity to express their views on the compensation of the named executive officers, which for 2020 consisted of Urban Forssell and Maria Ek. The Board of Directors has determined that our company will hold a nonbinding, advisory “say-on-pay” vote every year until the next required advisory vote on the frequency of such vote, which will occur no later than the 2025 Annual Meeting of Stockholders.

Our compensation programs are designed to attract and retain key executives responsible for the success of our company and are administered in the long-term interests of our company and our stockholders. In deciding executive compensation, the Board and the CNG Committee seek to emphasize the enhancement of stockholder value and deliver a total compensation package in a cost-effective manner.

The Board of Directors believes that the compensation paid to the named executive officers for 2020 was reasonable and appropriate. Accordingly, stockholders are being asked to vote on the following resolution at the 2021 Annual Meeting:

“RESOLVED, that the stockholders of Neonode Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Neonode Inc.’s Proxy Statement for the 2021 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

Required Vote and Recommendation

Approval of the compensation of the named executive officers requires the affirmative vote by the shares constituting a majority of the votes cast by the holders of shares of our common stock present in person or by proxy and entitled to vote at the meeting. This vote is advisory and therefore is not binding. However, the Board of Directors and the CNG Committee will review the voting results and take them into account in making decisions regarding future compensation of the named executive officers.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Properly executed and unrevoked proxies will be voted “FOR” Proposal 3 unless contrary instructions are indicated in the proxy.

The Board of Directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of the named executive officers as disclosed in this proxy statement.

EXECUTIVE OFFICERS

Information about our executive officers and executive officers during 2020 and currently is as follows:

Name	Title	Since
Urban Forssell	President and Chief Executive Officer	January 2020
Maria Ek	Chief Financial Officer, Treasurer and Secretary	June 2019

Urban Forssell, age 51, commenced employment as President and Chief Executive Officer of our company on January1, 2020. He previously served since September 2013 as a Vice President and between March 2011 and August 2013 as a General Manager at Öhlins Racing AB. His positions at Öhlins Racing included responsibility for sales and marketing of MC and Automotive suspension systems, research and development, and quality assurance. Prior to joining Öhlins Racing, Mr. Forssell served as Manager at Autoliv Electronics AB between September 2010 and February 2011. Prior to that, he served as President and Chief Executive Officer at NIRA Dynamics AB between May 2001 and August 2010.

Maria Ek, age 50, has served as Vice President, Finance, Chief Financial Officer, Treasurer and Secretary of our company since June 1, 2019 and also served as interim Chief Executive Officer of our company between October 22, 2019 and December 31, 2019. Prior to becoming an executive officer, Ms. Ek served as corporate controller of our company between December 2018 and May 2019. Prior to joining our company, she served as Global Head of Accounting for Digital Route AB between 2014 and 2018. Prior to that, Mr. Ek served as Group Financial Manager and in other finance capacities at 24 Mobile Advertising Solutions AB between 2010 and 2014. She additionally has held various financial and accounting positions at media and international organizations.

Appointment of New Chief Financial Officer — Frederik Nihlén

As reported in a Current Report on Form 8-K filed on March 31, 2021, on March 30, 2021, the Board of Directors approved the appointment of Fredrik Nihlén as Chief Financial Officer of our company, to become effective on or about August 2, 2021, following a notice period to Mr. Nihlén’s current employer (the “Effective Time”).

Mr. Nihlén, age 38, has served as Finance Director IFS Nordics at IFS Sverige AB (“IFS”) since November 2019. Prior to joining IFS, Mr. Nihlén held the position of Group Chief Financial Officer at Cinnober Financial Technology AB from September 2018 to October 2019. Before this Mr. Nihlén served as Head of Finance at DIBS Payment Services (“DIBS”) from 2016 to 2018 and Business Controller at DIBS from 2013 to 2016.

EXECUTIVE COMPENSATION

Summary Compensation Table (2020 and 2019)

The following table presents information regarding compensation earned by the executive officers of our company during the years ended December 31, 2020 and 2019 (the “named executive officers”). Our executives are compensated in Swedish Kronor (“SEK”); accordingly, for purposes of this table, compensation paid in SEK has been converted to U.S. dollars at an approximate weighted average exchange rate of 9,2053 SEK and 9.4574 SEK to one U.S. dollar for the years ended December 31, 2020 and 2019, respectively.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Award(3) ($)	All Other Compensation(4) ($)	Total ($)
Urban Forssell	2020	226,560	114,065	36,306	58,935	435,866
Chief Executive Officer(5)

Maria Ek	2020	123,696	12,482	—	20,161	156,339
Chief Financial Officer and Interim Chief Executive Officer(6)	2019	135,021	—	—	12,815	147,836

____________

(1)      Includes cash payments in lieu of vacation time of $8,213 to Mr. Forssell for 2020 and $12,223 and $16,066 to Ms. Ek for 2020 and 2019, respectively.

(2)      The bonuses reported were earned for 2020 performance, but paid in March 2021.

(3)      Represents the aggregate grant date fair value of the stock award for 17,797 shares granted to Mr. Forssell in December 2020 under our 2020 Stock Incentive Plan, determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the stock awards granted, see Note 9 “Stock-Based Compensation” to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. These shares were fully vested as of the date of grant, but subject to a repurchase right by our company upon Mr. Forssell’s termination of service, pursuant to our Share Reacquisition Policy.

(4)      For Mr. Forssell, the amount for 2020 includes $57,545 in matching contributions to Swedish defined contribution plan and $1,390 in healthcare insurance premiums. For Ms. Ek, the amount for 2020 includes $19,373 in matching contributions to Swedish defined contribution plan and $787 in healthcare insurance premiums.

(5)      Mr. Forssell was appointed as Chief Executive Officer effective January 1, 2020.

(6)      Ms. Ek was appointed Chief Financial Officer effective June 1, 2019. In addition, Ms. Ek served as interim Chief Executive Officer between October 22, 2019 and December 31, 2019.

Employment Agreements

We entered into an employment agreement with Mr. Forssell on October 20, 2019. Under the terms of his employment agreement, Mr. Forssell is entitled to receive a gross monthly salary of SEK 175,000 (approximately US$18,500). His salary is subject to review and adjustment on an annual basis. Mr. Forssell is also entitled to receive a yearly bonus up to a maximum of 50% of his total yearly salary based on his performance as Chief Executive Officer and the financial performance of our company. He is also entitled to receive health care, pension, and other customary employee benefits in accordance with his employment agreement.

We entered into an employment agreement with Ms. Ek on May 28, 2019. Under the terms of her employment agreement, Ms. Ek is entitled to receive a gross monthly salary of SEK 100,000 SEK (approximately US$10,500). Her salary is subject to review and adjustment on an annual basis. Effective June 1, 2020, Ms. Ek’s base salary was set at SEK 92,500 to account for a higher monthly pension payment. She is also eligible to participate in our company’s applicable bonus and option programs and is entitled to receive health care, pension, and other customary employee benefits in accordance with her employment agreement.

We entered into an employment agreement with Mr. Nihlén on March 30, 2021, which will become effective at the Effective Time and no later than September 29, 2021. Under the terms of his employment agreement, Mr. Nihlén will be entitled to receive a monthly salary of SEK 120,000 (approximately US$13,714), to be reviewed on an annual basis, and will be eligible to participate in our short- and long-term incentive program for key persons and our standard pension, healthcare, and benefits programs on the same terms as all other employees.

Outstanding Equity Awards at Fiscal Year-End (2020)

As of December 31, 2020, there were no outstanding equity awards held by our named executive officers.

Potential Payments Upon Termination or Change of Control

Payments Upon Termination

Under the terms of Mr. Forssell’s employment agreement, either our company or he may terminate his employment with six months’ notice, during which time he will be entitled to receive his monthly salary and all other employment benefits.

Under the terms of Ms. Ek’s employment agreement, her employment may be terminated upon a mutual three months’ notice period. Her employment agreement does not contractually entitle Ms. Ek to any severance or other additional benefits upon termination of her employment with our company.

Severance and Other Benefits Upon Change of Control

Mr. Forssell and Ms. Ek are not contractually entitled to any severance or other additional benefits upon termination of their employment in connection with the change in control of our company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors has adopted a written policy that addresses related person transactions requiring disclosure under Item 404 of Regulation S-K as promulgated by the SEC. A related person of our company includes a director, a director nominee, an executive officer, a stockholder beneficially owning a more than five percent voting interest in our company, or an immediate family member of any of the foregoing. Under the policy, any transaction in which a related person has a direct or indirect material interest must be approved by disinterested members of the Board of Directors where the amount exceeds the lesser of $120,000 or one percent of the average of our company’s total assets at year-end for the last two completed fiscal years.

In determining whether to approve or ratify a related person transaction, the Board of Directors will take into account, whether (i) the terms are fair to our company and on the same basis generally available to an unrelated person, (ii) there are business reasons for our company to enter into the transaction, (iii) it would impair independence of an outside director, and (iv) it would present an improper conflict of interest, taking into account factors that the Board of Directors deems relevant.

Since the beginning of 2019, except as noted below, there have been no related person transactions, and there are no such transactions currently proposed, in respect of our company within the scope of Items 404(a) and 404(d) of Regulation S-K as promulgated by the SEC. Neonode does not have a parent company.

On June 17, 2020, Neonode Technologies AB (the “Borrower”), a corporation organized in Sweden and a wholly-owned subsidiary of our company, entered into short-term loan facilities (the “Loan Agreements”) with UMR Invest AB and Cidro Holding AB (each, a “Lender”). UMR Invest AB is an affiliate of Ulf Rosberg and Cidro Holding AB is an affiliate of Peter Lindell. Mr. Rosberg and Mr. Lindell are directors of our company and each is a beneficial owner of more than 5% of our common stock. Pursuant to the Loan Agreements, each Lender made 16,145,000 SEK (Swedish Krona), which is approximately $1.7 million in U.S. Dollars, principal amount available to the Borrower. Any drawdown of the aggregate available 32,290,000 SEK, which is approximately $3.4 million, was to be used by our company for working capital to continue operations and to repay liabilities in the ordinary course of business. Subsequent to entering into the Loan Agreements, the Borrower made an initial drawdown of an aggregate of approximately $1.0 million. Each of the Loan Agreements provided for a credit fee of 0.75% per annum, calculated on a daily basis from the date of the Loan Agreement, and any outstanding amount incurred interest at a fixed rate of 3.25% per annum, calculated on a daily basis from the drawdown date. Drawdowns under the Loan Agreements were unavailable upon the earlier to occur of the execution of capital raise by our company or December 31, 2020. The Loan Agreements provided that if we carried out a capital raise before December 31, 2020, any outstanding amount under the Loan Agreements, including any credit fee and interest, became payable as soon as practicably possible after such capital raise. Drawdowns and repayments were in equal amounts between each of the Loan Agreements. The Loan Agreements were subject to other customary provisions and governed by Swedish law. Copies of the Loan Agreements are filed as Exhibits 10.1 and 10.2 to our Current Report on Form 8-K filed with the SEC on June 22, 2020. The foregoing summaries of the Loan Agreements are qualified in their entirety by reference to such documents.

On August 5, 2020, we entered into a Securities Purchase Agreement with certain investors, including our current Chief Executive Officer Urban Forssell, and two of our directors, Mr. Rosberg and Mr. Lindell. Mr. Forssell purchased 650 shares of Series C-2 Preferred Stock for 5,685,940,00 SEK (or US$650,000). We issued 517 shares of Series C-2 Preferred Stock to UMR Invest AB, an entity beneficially owned by Ulf Rosberg, in satisfaction of the outstanding indebtedness and accrued interest totaling 4,536,584 SEK (or US$522,297) under the Loan Agreement with UMR Invest AB. Cidro Förvaltning AB, an entity associated with Mr. Lindell purchased 517 shares of Series C-2 Preferred Stock in the offering for 4,524,910 SEK (or US$516,731). Following the closing, we used the proceeds from the sale of Series C-2 Preferred Stock to Cidro Förvaltning AB to satisfy the outstanding indebtedness and accrued interest totaling 4,535,772 SEK (or US$522,203) under the Loan Agreement with Cidro Holding AB. As a result of the repayments to each of UMR Invest AB and Cidro Holding AB, the Loan Agreements terminated in accordance with their terms.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership Table

The following table presents certain information regarding the beneficial ownership of shares of our common stock by: (i) each director; (ii) each of the named executive officers, as identified under “Summary Compensation Table” in the Executive Compensation section above; (iii) all of our current directors and executive officers as a group; and (iv) principal stockholders known by us to be beneficial owners of more than five percent of common stock.

Percentage ownership is based on 11,504,665 shares of our common stock as of April 19, 2021. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants held by that person that are exercisable at the present time or within 60 days of April 19, 2021 are considered outstanding; however, these shares are not considered outstanding when computing the percentage ownership of any other person.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Neonode Inc., Karlavägen 100, 115 26 Stockholm, Sweden.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Class
Directors and Named Executive Officers
Ulf Rosberg(1)	1,854,068	16.12%
Peter Lindell(2)	1,799,032	15.64%
Per Löfgren	1,500	*
Mattias Bergman	6,737	*
Urban Forssell	117,797	1.02%
Maria Ek	—	—
All Current Directors and Executive Officers as a Group (6 persons)	3,779,134	32.85%

Principal Stockholders
Forsakringsaktiebolaget Avanza Pension(3) Box 13129 Stockholm, Sweden 10303	872,362	7.58%
AWM Investment Company, Inc.(4) c/o Special Situations Funds, 527 Madison Avenue, Suite 2600 New York, NY 10022	656,620	5.71%

____________

*        Less than 1%

(1)      Held by UMR Invest AB, an entity beneficially owned by Mr. Rosberg.

(2)      The number of shares beneficially owned by Mr. Lindell includes 1,779,032 shares held by Cidro Forvaltning AB, an entity beneficially owned by Mr. Lindell, and 20,000 shares held in a capital insurance account, over which Mr. Lindell has dispositive (but not voting) power.

(3)      Based upon information contained in a Schedule 13G/A filed with the SEC on February 5, 2021 with respect to the beneficial ownership of shares of our common stock as of December 31, 2020, in which Forsakringsaktiebolaget Avanza Pension reported sole voting power and shared dispositive power with respect to these shares

(4)      Based upon information contained in a Schedule 13G filed with the SEC on February 12, 2021 with respect to the beneficial ownership of shares of our common stock as of December 31, 2020, in which AWM Investment Company, Inc. (“AMF”), as investment adviser to Special Situations Technology Fund, L.P. (“TECH”) and Special Situations Technology Fund II, L.P. (“TECH II” and, together with TEC, the “Funds”), reported sole voting and dispositive power with respect to 69,065 shares of common stock and 28,000 warrants to purchase shares of common stock held by TECH and 387,555 shares of common stock and 172,000 warrants to purchase shares held by TECH II. According to the Schedule 13G, the warrants may be exercised only to the extent that the total number of shares of common stock then beneficially owned does not exceed 9.99% of the outstanding shares.

Securities Authorized for Issuance under Equity Compensation Plans

The following table presents information regarding securities authorized for issuance under equity compensation plans as of December 31, 2020:

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by securityholders(2)	10,500	$29.61	712,712
Equity compensation plans not approved by securityholders	—	—	—
Total	10,500	$29.61	712,712

____________

(1)      Refer to Note 9. Stock-Based Compensation in the Notes to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for additional information about our equity compensation plans and arrangements.

(2)      Includes the 2006 Equity Incentive Plan, the 2015 Stock Incentive Plan and the 2020 Stock Incentive Plan. Both the 2006 Equity Incentive Plan and 2015 Stock Incentive Plan have expired with respect to future issuances.

ADDITIONAL INFORMATION

Annual Report

On March 10, 2021, we filed with the SEC our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. A copy of our annual report is being made available to all stockholders along with this proxy statement. The Notice and Access card provided to stockholders contains instructions on how to access this proxy statement and our annual report. The Notice and Access card also contains instructions as to how to obtain a paper or e-mail copy of the proxy materials.

Our filings with the SEC are accessible on our company website at http://www.neonode.com/investor-relations/sec-filings/. The information contained on our website is not part of and is not incorporated by reference into this proxy statement.

We will provide without charge to any person solicited hereby, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Requests should be directed to our corporation secretary at our principal executive office at Karlavägen 100, 115 26 Stockholm, Sweden.

Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include, but are not limited to, statements relating to expectations, and future performance or future events. These statements are based on current assumptions, expectations and information available to our company’s management and involve a number of known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward-looking statements.

These risks, uncertainties, and factors are discussed under “Risk Factors” and elsewhere in our public filings with the SEC from time to time, including our annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are advised to carefully consider these various risks, uncertainties and other factors. Although our company’s management believes that the forward-looking statements contained in this proxy statement are reasonable, it can give no assurance that its expectations will be fulfilled. Forward-looking statements are made as of today’s date, and we undertake no duty to update or revise them.

Stockholder Proposals

From time to time, stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting of stockholders. To be included in the proxy statement for the 2022 Annual Meeting of Stockholders, proposals must be received by us no later than December 27, 2021 and otherwise must comply with SEC rules governing inclusion of such proposals. Any proposal received after December 27, 2021 will be untimely, in accordance with SEC rules and regulations.

Matters (other than nominations of candidates for election as directors) may be brought before the meeting by stockholders only by complying with the procedure set forth in the Bylaws of our company, which in summary requires notice in writing to our corporation secretary be delivered or mailed to, and received at, our principal executive office not less than 60 days nor more than 90 days prior to the anniversary of the prior year’s annual meeting. Each such stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (1) a brief description of the matter desired to be brought before the annual meeting and the reasons for bringing such matter before the annual meeting; (2) the name and address, as they appear on our company’s books, of the stockholder proposing such business; (3) the class and number of shares of our company which are beneficially owned by the stockholder; (4) any material interest of the stockholder in such business; and (5) any other information that is required to be provided by the stockholder pursuant to applicable SEC rules. For information regarding nominating candidates for election as directors, refer to description under “Committees of the Board of Directors” in the Board Matters and Corporate Governance section above.

Householding

Under rules adopted by the SEC, we are permitted to deliver a single set of proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instruction.

If you share the same last name and address with another of our stockholders who also holds his or her shares directly, and you each wish to start householding for our annual reports and proxy statements, please contact our corporation secretary at our principal executive offices at Karlavägen 100, 115 26 Stockholm, Sweden, or by calling us at 46 (0) 70 29 58 519.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

In addition, some broker and bank record holders who hold shares of our common stock for beneficial owner street name holders may be participating in the practice of householding proxy statements and annual reports. If your household receives a single set of proxy materials for this year, but you prefer to receive your own copy, contact us as stated above, and we will promptly send you a copy. If a broker or bank holds shares of our common stock for your benefit and you share the same last name and address with another stockholder for whom a broker or bank holds shares of our common stock, and together both of you prefer to receive only a single set of our disclosure documents, contact your broker or bank as described in the voter instruction card or other information you received from your broker or bank.

Directions to Annual Meeting Location

All of our stockholders of record as of the close of business on April 19, 2021 may attend the 2021 Annual Meeting. “Street name” holders also are invited to attend the meeting; however, if you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or bank.

If you do attend the 2021 Annual Meeting at our office in Stockholm, most people will find it easiest to take the train or a taxi from the Stockholm Arlanda Airport. The train (the Arlanda express) takes approximately twenty minutes to the central station, and from there take a taxi to our office. If you want to take the subway, the nearest station is Karlaplan. The address of our office where the 2021 Annual Meeting will be held is Karlavägen 100.

Other Matters

The Board of Directors of our company knows of no matters to be presented for stockholder action at the 2021 Annual Meeting other than as set forth in this proxy statement. However, other matters may properly come before the 2021 Annual Meeting or any adjournment or postponement thereof. In the event that other matters properly come before the 2021 Annual Meeting, the proxy holder(s) will vote as recommended by the Board or, if no recommendation is given, at the discretion of the proxy holder(s).

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 2. To ratify the selection of KMJ Corbin and Company as the independent registered public accounting firm of Neonode for the fiscal year ending December 31, 2021. 3. To approve, on an advisory basis, the compensation of Neonode’s named executive officers. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” the election of Mattias Bergman as Class I director, “FOR” Proposal 2 and “FOR” Proposal 3, and on any other business as may properly come before the meeting or any adjournment or postponement thereof. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1 AS CLASS I DIRECTOR, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 10130300000000000000 6 060821 ANNUAL MEETING OF STOCKHOLDERS OF NEONODE INC. June 8, 2021 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and proxy statement, proxy card, and Form 10-K are available at http://www.astproxyportal.com/ast/22427 Please sign, date and mail your proxy card in the envelope provided as soon as possible. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. Election of Nominee for Class I Director. FOR THE NOMINEE Mattias Bergman WITHHOLD AUTHORITY FOR THE NOMINEE NOMINEE: 0 14475

NEONODE INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned acknowledges receipt of the Notice of Meeting dated April 26, 2021 and related proxy statement furnished by the Board of Directors of Neonode Inc. (“Neonode” or the “Company”), and revoking all prior proxies, hereby appoints Urban Forssell and Maria Ek, or either of them, as proxies, each with full power of substitution and resubstitution, to represent and vote as designated on the reverse side, all the shares of stock of Neonode Inc. held of record by the undersigned as of April 19, 2021, at the Annual Meeting of Stockholders to be held at the Company’s offices at Karlavägen 100, 115 26 Stockholm, Sweden, on June 8, 2021, or any adjournment or postponement thereof, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. (Continued and to be signed on the reverse side) 1.1